Exhibit 99.1

BurTech Acquisition Corp. Receives Notice from Nasdaq Regarding Delayed Annual Report

New York, NY., April 20, 2023 -- BurTech Acquisition Corp. (the “Company”) (NASDAQ: BRKH) today announced that it received a notice (“Notice”) on April 19, 2023 from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) because the Company failed to timely file its Annual Report on Form 10-K for the year ended December 31, 2022 (the “10-K”) with the Securities and Exchange Commission (the “SEC”).

The Company filed its 10-K on April 20, 2023, and will immediately inform Nasdaq in order to regain compliance with the Listing Rule.

The Notice has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Global Market. The Notice states that the Company has 60 calendar days from the date of the Notice, or June 20, 2023, to submit a plan to regain compliance with the Listing Rule. If Nasdaq accepts the Company’s plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of the Form 10-K, or October 16, 2023, to file the 10-K to regain compliance.

As previously reported by the Company in its Notification of Late Filing on Form 12b-25, filed with the SEC on April 3, 2023, the Company was unable to timely file the 10-K without unreasonable effort or expense.

This announcement is made in compliance with Nasdaq Listing Rule 5810(b), which requires prompt disclosure of receipt of a deficiency notification.

About BurTech Acquisition Corp.

BurTech Acquisition Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. The Company has not selected a business combination target and has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any business combination target. The Company intends to focus its search for a target business in the retail, lifestyle, hospitality, technology, or real estate markets. The Company is led by its Chief Executive Officer, Shahal Khan.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “might”, “will”, “should”, “can have”, “likely” and similar expressions are used to identify forward-looking statements. These forward-looking statements are based on our current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to us. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, our ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, our ability to regain compliance with Listing Rule, our ability to become current with our reports with the SEC, and the risk that the completion and filing of the Form 10-K will take longer than expected. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the SEC. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except to the extent required by applicable law, we do not undertake any obligation to update or revise forward-looking statements made by us to reflect subsequent events or circumstances.